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                                                                     EX-99.B(16)


Schedule of Computation of Performance Quotations

(a)      Average Annual Total Return Pursuant to SEC Rules

         (i) One Year ERV
                                      n
         Using the formula:  P (1 + T) = One Year ERV


         Where:   P = $1,000 = initial payment

                  T = average annual total return

                  n = 1 = number of years

                  One Year ERV = $984.74 = ending redeemable value at the end of the one year period of a hypothetical $1,000 payment made at the beginning of the one year period


         Solve for:  T
                              1
                  1,000 (1 + T)  = 984.74
                         1
                  (1 + T) = 984.74 = .98474
                             ------
                             1,000

                  1 + T = .98474

                  T = .98474 - 1 = .01526

                  T = -1.53% = average annual total return


         (ii)     Four Year ERV
                                    n
         Using the formula:  P(1 + T)  = Four Year ERV


         Where:   P = $1,000 = initial payment

                  T = average annual total return

                  n = 4 = number of years

                  Four Year ERV = $1,823.89 = ending redeemable value at the end of the four year period of a hypothetical
                  $1,000 payment made at the beginning of the four year period



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         Solve for:  T
                              4
                  1,000 (1 + T) = 1,823.89
                        4
                  (1 + T) = 1,823.89 = 1.82389
                            --------
                             1,000
                          4
                  1 + T =   1.82389 = 1.1621

                  T = 1.1621 - 1 = .1621

                  T = 16.21% = average annual total return


(b)      Total Return Pursuant to First Non-Standardized Computation

         (i) One Year ERV
                                      n
         Using the formula:  P (1 + T ) = One Year ERV


         Where:   P = $10,000 = initial investment

                  T = average annual total return

                  n = 1 = number of years

                  One Year ERV = $10,152 = ending redeemable value at the end of the one year period of a hypothetical $10,000 investment made at the beginning of the one year period


         Solve for:  T
                               1
                  10,000 (1 + T) = 10,152
                         1
                  (1 + T) = 10,152 = 1.0152
                            ------
                            10,000
                  1 + T = 1.0152

                  T = 1.0152 - 1 = .0152

                  T = 1.52% = average annual total return



                                        2

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         (ii) Four Year ERV

         Using the formula:  P (1 + T) = Four Year ERV


         Where:   P = $10,000 = initial investment

                  T = aggregate total return

                  Four Year ERV = $18,802 = ending redeemable value at the end of the four year period of a hypothetical $10,000 investment made at the beginning of the four year period


         Solve for:  T

                  10,000 (1 + T) = 18,802

                  1 + T =  18,802 = 1.8802
                           ------
                           10,000

                  T = 1.8802 - 1 = .8802

                  T = 88.02% = aggregate total return

                                     n
         Using the formula:  P (1 + T) = Four Year ERV


         Where:   P = $10,000 = initial investment

                  T = average annual total return

                  n = 4 = number of years

                  Four Year ERV = $18,802 = ending redeemable value


         Solve for:  T
                               4
                  10,000 (1 + T) =  18,802
                        4
                  (1 + T) = 18,802 - 1.8802
                            ------
                            10,000
                         4
                  1 + T =  1.8802 = 1.1710

                  T = 1.1710 - 1 = .1710

                  T = 17.10%  = average annual total return

                                        3



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(c)      Total Return Pursuant to Second Non-Standardized
         Computation:

         (i) One Year ERV

         Using the formula:

                  One Year ERV = Ending NAV + Dividends + Capital Gains


         Where: One Year ERV = ending redeemable value at the end of the one year period of a hypothetical $10,000 investment made at the beginning of the one year period

                  Ending NAV = $9,572 = net asset value at the end of the one year period

                  Dividends = $536 = dividends distributed during the one year period

                  Capital Gains = $64 = capital gains distributed during the one year period


         Solve for:  One Year ERV

                  One Year ERV = 9,572 + 536 + 64 = 10,172

                  One Year ERV = $10,172 = ending redeemable value


                                      n
         Using the formula:  P (1 + T) = One Year ERV

         Where:   P = $10,000 = initial investment

                  T = average annual total return

                  n = 1 = number of years

                  One Year ERV = $10,172 = ending redeemable value



                                        4


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         Solve for:  T
                               1
                  10,000 (1 + T) = 10,172
                        1
                  (1 + T) = 10,172 = 1.0172
                            ------
                            10,000

                  1 + T = 1.0172

                  T = 1.0172 - 1 = .0172

                  T = 1.72% = average annual total return


         (ii) Four Year ERV

         Using the formula:

                  Four Year ERV = Ending NAV + Dividends + Capital Gains

         Where: Four Year ERV = ending redeemable value at the end of the four year period of a hypothetical $10,000 investment made at the beginning of the four year period

                  Ending NAV = $11,601 = net asset value at the end of the four year period

                  Dividends = $2,954 = dividends distributed during the four year period

                  Capital Gains = $2,947 = capital gains distributed during the four year period


         Solve for:  Four Year ERV

                  Four Year ERV = 11,601 + 2,954 + 2,947 = 17,502

                  Four Year ERV = $17,502 = ending redeemable value


         Using the formula:  P (1 + T) = Four Year ERV


         Where:   P = $10,000 = initial investment

                  T = aggregate total return

                  Four Year ERV = $17,502 = ending redeemable value at the end of the four year period of a hypothetical

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                  $10,000 investment made at the beginning of the four year
                  period


         Solve for:  T

                  10,000 (1 +  T) = 17,502

                  1 + T = 17,502 = 1.7502
                          ------
                          10,000

                  T = 1.7502 - 1 = .7502

                  T = 75.02% = aggregate total return

                                      n
         Using the formula:  P (1 + T ) = Four Year ERV


         Where:   P = $10,000 = initial investment

                  T = average annual total return

                  n = 4 = number of years

                  Four Year ERV = $17,502 = ending redeemable value


         Solve for:  T
                               4
                  10,000 (1 + T) = 17,502
                         4
                  (1 + T) = 17,502 = 1.7502
                            ------
                            10,000
                         4
                  1 + T =  17,502 = 1.1502

                  T = 1.1502 - 1 = .1502

                  T = 15.02%  = average annual total return


                                        6